UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

MWF GLOBAL INC.
(Name of Registrant as Specified In Its Charter)

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1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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MWF Global Inc.

c/o Michael Rosen 5600 Saint Annes Way,

Boca Raton, Florida 33496

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about July 12, 2021, to the holders of record as of the close of business on June 30, 2021 of the common stock of MWF Global Inc. (“MWF Global”).

The Board of Directors of MWF Global and one stockholder holding an aggregate of 54,000,000 shares of common stock issued and outstanding as of June 30, 2021, have approved and consented in writing to the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and MWF Global’s Articles of Incorporation and Bylaws to approve the action. Accordingly, the actions will not be submitted to the other stockholders of MWF Global for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

MWF Global will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. MWF Global will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of MWF Global’s common stock.

MWF Global will deliver only one Information Statement to multiple security holders sharing an address unless MWF Global has received contrary instructions from one or more of the security holders. Upon written or oral request, MWF Global will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: MWF Global Inc., c/o Michael Rosen 5600 Saint Annes Way, Boca Raton, Florida 33496, Attn: Michael Rosen, President. Mr. Rosen may also be reached by telephone at 775-321-8238.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to MWF Global’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of MWF Global’s outstanding capital stock is required to effect the action described herein. MWF Global’s Articles of Incorporation does not authorize cumulative voting. As of the record date, MWF Global had 75,825,000 shares of common stock issued and outstanding. The voting power representing not less than 37,912,501 shares of common stock is required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owner of 54,000,000 shares of common stock, which represents approximately 71.2% of the issued and outstanding shares of MWF Global’s common stock on such date. Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated June 30, 2021. No consideration was paid for the consent. The consenting stockholder’s names, affiliation with MWF Global and their beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage
Michael Rosen	Director, President	54,000,000	71.2%

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2021, certain information regarding the ownership of MWF Global’s capital stock by each director and executive officer of MWF Global each person who is known to MWF Global to be a beneficial owner of more than 5% of any class of MWF Global’s voting stock, and by all officers and directors of MWF Global as a group. Unless otherwise indicated below, to MWF Global’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of June 30, 202 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 75,825,000 shares of common stock issued and outstanding on a fully diluted basis, as of June 30, 2021.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (2)
Michael Rosen, Director, President, Treasurer and Secretary	54,000,000 shares of common stock	71.2%
All officer and directors as a group (1 person)	54,000,000 shares of common stock	71.2%

(1) Unless otherwise noted, the address of each person listed is c/o MWF Global Inc., c/o Michael Rosen 5600 Saint Annes Way, Boca Raton, Florida 33496

(2) This table is based on 75,825,000 shares of common stock issued and outstanding on June 30, 2021.

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EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our Chief Executive Officer and all other executive officers (collectively, the “Named Executive Officers”) in the fiscal years ended January 31, 2021 and 2020:

Summary Compensation Table

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Willian D. Mejia (1)	2020	0	0	0	0	0	0	0	0
President	2021	0	0	0	0	0	0	0	0

(1) Appointed President, Secretary, Treasurer and Director on November 18, 2016. Resigned as President, Treasurer and Secretary on June 30, 2021.

Employment Agreements

The Company has no employment agreements with William D. Mejia.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of August 31 provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation as of January 31, 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William D. Mejia (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1) Appointed President, Secretary, Treasurer and Director on November 18, 2016. Resigned as President, Treasurer, Secretary and Director on June 30, 2021. Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of January 31, 2021:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Wiiliam D. Mejia	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-

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Securities Authorized for Issuance under Equity Compensation Plans

MWF Global has no equity compensation plans.

CHANGE IN CONTROL

A change of control was announced on Form 8-K June 8, 2021. To the knowledge of management, there are no present arrangements or pledges of securities of MWF Global which may result in a change in control of MWF Global.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of MWF Global’s Board of Directors and the written consent of the consenting stockholder:

“I. AMENDMENT TO ARTICLE 1 TO THE ARTICLES OF INCORPORATION.

RESOLVED, that Article 1 of the Articles of Incorporation of the Corporation be deleted and substituting in lieu thereof the following new Article 1:

“KindCard, Inc.”

RESOLVED, that amending Article 1 of the Articles of Incorporation is in the best interests of the Corporation.

RESOLVED that the actions taken herein become effective not later than ten (10) days after notifying FINRA (the “Effective Date”) of the actions taken herein.

On June 30, 2021 the Board of Directors and the consenting stockholder adopted and approved a resolution to effect an amendment to our Certificate of Incorporation to effect a change of our name from “MWF Global Inc.” to “KindCard, Inc.” (the “Name Change”). Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Name Change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of MWF Global.

ADDITIONAL AND AVAILABLE INFORMATION

MWF Global is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov).

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STATEMENT OF ADDITIONAL INFORMATION

MWF Global’s Annual Reports on Form 10-K for the years ended January 31, 2018 filed with the SEC on April 27, 2018, August 31, 2019 filed with the SEC on April 29, 2019, January 31, 2020 filed with the SEC on April 30, 2020 and January 31, 2021 filed with the SEC on April30, 2021 and MWF Global’s Quarterly Reports on Form 10-Q for the quarters ended April 30, 2018 and filed with the SEC June 4, 2018, July 31, 2018 filed with the SEC on September 11, 2018, October 31, filed with the SEC on December 11, 2018, April 30, 2019 and filed with the SEC June 12, 2019, July 31, 2019 filed with the SEC on September 10, 2019, October 31, 2019 filed with the SEC on December 11, 2019, April 30, 2020 and filed with the SEC June 15, 2020, July 31, 2020 filed with the SEC on September 9, 2020, October 31, 2020 filed with the SEC on December 10, 2020, April30, 2021 and filed with the SEC June 14, 2021, have been incorporated herein by this reference.

MWF Global will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by MWF Global pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding MWF Global should be addressed to Michael Rosen, President, at MWF Global’s principal executive offices, at: MWF Global Inc., c/o Michael Rosen 5600 Saint Annes Way, Boca Raton, Florida 33496, Attn: Michael Rosen, President. Mr. Rosen may also be reached by telephone at 775-321-8238.

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